UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005



                           DRAGON PHARMACEUTICAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


              Florida                     0-27937                65-0142474
              -------                     -------                ----------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

            1055 Hastings Street, Suite 1900
              Vancouver, British Columbia                  V6E 2E9
              ----------------------------                 -------
        (Address of Principal Executive Offices)          (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

     Dragon Pharmaceutical Inc. announced its financial results for the first quarter of 2005 on the attached press release.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          Exhibit No.    Exhibit Description
          ----------     -------------------

              99 Press release announcing financial results for the first quarter of 2005.




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DRAGON PHARMACEUTICAL INC.,
                                          a Florida Corporation


Dated:  May 18, 2005                      /s/ Maggie Deng
                                          --------------------------------------
                                          Maggie Deng
                                          Chief Operating Officer



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


                                  EXHIBIT INDEX


         Exhibit No.     Description
         ----------      -----------

            99 Press release dated May 16, 2005 titled "Dragon Pharmaceutical Announces Financial Results for the First Quarter of 2005 with 65% Increase in Revenues from the prior year"





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